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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                      February 27, 1997 (February 26, 1997)
                Date of Report (Date of earliest event reported)


                             CPC INTERNATIONAL INC.
               (Exact Name of Registrant as Specified in Charter)


             Delaware                   1-4199                 36-2385545
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
          Incorporation)                                  Identification Number)


International Plaza, P.O. Box 8000
Englewood Cliffs, New Jersey                                         07632-9976
(Address of Principal Executive Offices)                             (Zip Code)


                                 (201) 894-4000
               Registrant's telephone number, including area code
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Item 5.  Other Events.

         Reference is made to the press release issued by Registrant on February 26, 1997, filed herewith as Exhibit 1, and to the presentation by Registrant to financial analysts on February 26, 1997, filed herewith as Exhibit 2, relating to the approval in principle of the spin-off of the corn refining business of Registrant to its shareholders. Each of Exhibit 1 and Exhibit 2 is incorporated by such reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

Exhibit 1 Registrant's Press Release issued on February 26, 1997.

Exhibit 2 Registrant's Presentation to financial analysts on February 26, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 27, 1997                    CPC INTERNATIONAL INC.
                                            By:  /s/ HANES A. HELLER
                                                 -------------------
                                                    Hanes A. Heller
                                                    Vice President Legal Affairs